Exhibit 24.1

CLIFFS NATURAL RESOURCES INC.

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cliffs Natural Resources Inc., an Ohio corporation (the “Registrant”), does hereby constitute and appoint each of Joseph A. Carrabba, Laurie Brlas, Steven M. Raguz and George W. Hawk, Jr., or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 10th day of March, 2010.

/s/ Joseph A. Carrabba	/s/ Laurie Brlas
Joseph A. Carrabba	Laurie Brlas
Chairman of the Board, President, Chief Executive Officer and Director	Executive Vice President and Chief Financial Officer

/s/ Terrance M. Paradie	/s/ Ronald C. Cambre
Terrance M. Paradie	Ronald C. Cambre
Vice President and Corporate Controller	Director

/s/ Susan M. Cunningham	/s/ Barry J. Eldridge
Susan M. Cunningham	Barry J. Eldridge
Director	Director

/s/ Susan M. Green	/s/ Janice K. Henry
Susan M. Green	Janice K. Henry
Director	Director

/s/ James D. Ireland, III	/s/ Francis R. McAllister
James D. Ireland, III	Francis R. McAllister
Director	Director

/s/ Roger Phillips	/s/ Richard K. Riederer
Roger Phillips	Richard K. Riederer
Director	Director

/s/ Alan Schwartz
Alan Schwartz
Director